UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 1, 2018

TENNECO INC.

(Exact name of registrant as specified in its charter)

Delaware	1-12387	76-0515284
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 482-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into Material Definitive Agreement

Senior Secured Credit Facility

On October 1, 2018, Tenneco Inc. (“Tenneco”) entered into a Credit Agreement among Tenneco and Tenneco Automotive Operating Company Inc. (“TAOC”), as borrowers, JPMorgan Chase Bank, N.A., as administrative agent, and the other lenders party thereto (the “Credit Facility”) in connection with the acquisition of Federal-Mogul LLC and its subsidiaries (collectively, “Federal-Mogul”) on October 1, 2018. The Credit Facility consists of $4.9 billion of total debt financing, consisting of a $1.7 billion term loan A, a $1.7 billion term loan B and a $1.5 billion revolving credit facility. Proceeds from the Credit Facility were used to finance the cash consideration portion of the purchase price for the acquisition of Federal-Mogul (the “Acquisition”), to refinance Tenneco’s existing senior credit facilities and certain senior credit facilities of Federal-Mogul and to pay fees and expenses relating to the Acquisition and the financing thereof, and the remainder, including future borrowings under the revolving credit facility, will be used for general corporate purposes.

Each of Tenneco and TAOC are borrowers under the revolving credit facility, and Tenneco is the sole borrower under the term loan A and term loan B facilities. The Credit Facility is guaranteed on a senior basis by certain material domestic subsidiaries of Tenneco. Drawings under the revolving credit facility may be in U.S. Dollars, Pounds Sterling or Euros.

The Credit Facility is secured by substantially all domestic assets of Tenneco and the subsidiary guarantors and by pledges of up to 66 percent of the stock of certain first-tier foreign subsidiaries. The security for the Credit Facility will be pari passu with the security for outstanding senior secured notes of Federal-Mogul that were assumed by Tenneco in connection with the Acquisition, as described below. If any foreign subsidiary of Tenneco is added to the revolving credit facility as a borrower, the obligations of such foreign borrower will be secured by the assets of such foreign borrower, and also will be secured by the assets of, and guaranteed by, the domestic borrowers and domestic guarantors as well as certain foreign subsidiaries of Tenneco in the chain of ownership of such foreign borrower.

The term loan A and revolving credit facilities will mature on the fifth anniversary of closing, and the term loan B facility will mature on the seventh anniversary of closing. The term loan A facility is payable in 19 consecutive quarterly installments, commencing March 31, 2019, with 5% being paid annually in each of the first two years, 7.5% in the third year, 10% annually in each of the fourth and fifth years and the remainder on the maturity date. The term loan B facility is payable in 27 consecutive quarterly installments, commencing March 31, 2019, with 0.25% being paid in 27 quarterly installments and the remainder on the maturity date.

The interest rate on borrowings under the revolving credit facility and the term loan A facility will initially be LIBOR plus 1.75%, which interest rate will be subject to change if Tenneco’s consolidated net leverage ratio changes. Initially, and so long as Tenneco’s corporate family rating is Ba3 (with a stable outlook) or higher from Moody’s Investors Service, Inc. (“Moody’s”) and BB- (with a stable outlook) or higher from Standard & Poor’s Financial Services LLC (“S&P”), the interest rate on borrowings under the term loan B facility will be LIBOR plus 2.75%; at any time the foregoing conditions are not satisfied, the interest rate on the term loan B facility will be LIBOR plus 3.00%. When the term loan B facility is no longer outstanding and Tenneco and its subsidiaries have no other secured indebtedness (with certain exceptions set forth in the Credit Facility), and upon Tenneco achieving and maintaining two or more corporate credit and/or corporate family ratings higher than or equal to BBB- from S&P, BBB- from Fitch Ratings Inc. (“Fitch”) and/or Baa3 from Moody’s (in each case, with a stable or positive outlook), the collateral under the Credit Facility may be released.

The Credit Facility contains representations and warranties and affirmative and negative covenants which are customary for debt facilities of this type. The negative covenants limit the ability of Tenneco and its restricted subsidiaries to, among other things, (i) incur additional indebtedness or issue preferred stock, (ii) pay dividends or make distributions to Tenneco’s stockholders, (iii) purchase or redeem Tenneco’s equity interests, (iv) make investments, (v) create liens on their assets, (vi) enter into transactions with Tenneco’s affiliates, (vii) sell assets and (viii) merge or consolidate with, or dispose of substantially all of Tenneco’s assets to, other companies. The Credit Facility also contains two financial maintenance covenants for the revolving credit facility and the term loan A facility including (x) a requirement to have a consolidated net leverage ratio (as defined in the Credit Facility) as of the end of each fiscal quarter of not greater than 4.0 to 1 through September 30, 2019, 3.75 to 1 through September 30, 2020 and 3.5 to 1 thereafter; and (y) a requirement to maintain consolidated interest coverage ratio (as defined in the Credit Facility) for any period of four consecutive fiscal quarters of not less than 2.75 to 1.0.

The Credit Facility includes customary events of default and other provisions that could require all amounts due thereunder to become immediately due and payable, either automatically or at the option of the lenders, if Tenneco fails to comply with the terms of the Credit Facility or if other customary events occur. The Credit Facility does not contain any terms that could accelerate the payment of it as a result of a credit rating change.

The foregoing description of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, which was filed as Exhibit 10.01 to this report, and which is incorporated by reference. The Credit Facility has been incorporated by reference as an exhibit to this report to provide investors with information regarding its terms. It is not intended to provide any other factual information about Tenneco or its subsidiaries or affiliates. The representations, warranties and covenants contained in the Credit Facility were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Credit Facility and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Credit Facility, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Credit Facility, which subsequent information may or may not be fully reflected in public disclosures by Tenneco. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of Tenneco or any of its subsidiaries, affiliates or businesses.

Assumption of Federal-Mogul Indentures and Senior Secured Notes

General.

The Acquisition will be consummated by Federal-Mogul LLC merging with and into Tenneco with Tenneco as the surviving entity (the “Merger”). As a result of the Merger, Tenneco will succeed to, and will expressly assume, all of Federal-Mogul LLC’s obligations under its outstanding senior secured notes which include the following: (i) €415 million aggregate principal amount of 4.875% Senior Secured Notes due 2022 (the “2022 Fixed Rate Secured Notes”), (ii) €300 million aggregate principal amount of Floating Rate Senior Secured Notes due 2024 (the “2024 Floating Rate Secured Notes”) and (iii) €350 million aggregate principal amount of 5.0% Senior Secured Notes due 2024 (the “2024 Fixed Rate Secured Notes” and together with the 2022 Fixed Rate Secured Notes and the 2024 Floating Rate Secured Notes, the “Secured Notes”).

The 2022 Fixed Rate Secured Notes and the 2024 Floating Rate Secured Notes were issued under an indenture, dated as of March 30, 2017, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as co-issuers, the subsidiary guarantors party thereto, Wilmington Trust, National Association, as trustee, The Bank of New York Mellon, London Branch, as paying agent, and The Bank of New York Mellon SA/NV, Luxembourg Branch (formerly, The Bank of New York Mellon (Luxembourg) S.A.), as registrar, a copy of which is filed as Exhibit 4.01 to this report, as amended and supplemented by (i) the first supplemental indenture, dated as of April 4, 2018, among the co-issuers, the trustee and Bank of America, N.A. and Citibank, N.A. as co-collateral trustees, a copy of which is filed as Exhibit 4.02 to this report, (ii) a second supplemental indenture, dated as of July 30, 2018, among the co-issuers, the subsidiary guarantors party thereto and the trustee, a copy of which is filed as Exhibit 4.03 to this report and (iii) a third supplemental indenture, dated as of September 18, 2018, among the co-issuers, the subsidiary guarantors party thereto and the trustee, a copy of which is filed as Exhibit 4.04 to this report (as so amended and supplemented, the “March 2017 Indenture”). Tenneco expressly assumed all of Federal-Mogul LLC’s rights and obligations under the 2022 Fixed Rate Secured Notes, the 2024 Floating Rate Secured Notes and the March 2017 Indenture pursuant to a fourth supplemental indenture, dated as of October 1, 2018, among Tenneco and Federal-Mogul Financing Corporation, as co-issuers, the subsidiary guarantors party thereto and the trustee, a copy of which is filed as Exhibit 4.05 to this report.

The 2024 Fixed Rate Secured Notes were issued under an indenture, dated as of June 29, 2017, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as co-issuers, the subsidiary guarantors party thereto, The Bank of New York Mellon, London Branch, as trustee and paying agent, and The Bank of New York Mellon SA/NV, Luxembourg Branch (formerly, The Bank of New York Mellon (Luxembourg) S.A.), as registrar, a copy of which is filed as Exhibit 4.23 to this report, as amended and supplemented by (i) a first supplemental indenture, dated as of April 4, 2018, among the co-issuers, the trustee and Bank of America, N.A. and Citibank, N.A. as co-collateral trustees, a copy of which is filed as Exhibit 4.24 to this report, (ii) a second supplemental indenture, dated as of July 30, 2018, among the co-issuers, the subsidiary guarantors party thereto and the trustee, a copy of which is filed as Exhibit 4.25 to this report and (iii) a third supplemental indenture, dated as of September 18, 2018, among the co-issuers, the subsidiary guarantors party thereto and the trustee, a copy of which is filed as Exhibit 4.26 to this report (as so amended and supplemented, the “June 2017 Indenture”). Tenneco expressly assumed all of Federal-Mogul LLC’s rights and obligations under the 2024 Fixed Rate Secured Notes and the June 2017 Indenture pursuant to a fourth supplemental indenture, dated as of October 1, 2018, among Tenneco and Federal-Mogul Financing Corporation, as co-issuers, the subsidiary guarantors party thereto and the trustee, a copy of which is filed as Exhibit 4.27 to this report.

The Secured Notes are the senior secured obligations of Tenneco and are guaranteed, jointly and severally, on a senior secured basis by all of Tenneco’s subsidiaries that are guarantors under Tenneco’s new Credit Facility described above and Tenneco’s outstanding senior unsecured notes. The Secured Notes are secured by substantially all domestic assets of Tenneco and the subsidiary guarantors and by pledges of up to 66 percent of the stock of certain first-tier foreign subsidiaries. The security for the Secured Notes will be pari passu with the security for Tenneco’s new Credit Facility.

Maturity and Interest.

The 2022 Fixed Rate Secured Notes will mature on April 15, 2022 and bear interest at a rate of 4.875% per annum, payable semi-annually in arrears on April 15 and October 15 of each year.

The 2024 Fixed Rate Secured Notes will mature on July 15, 2024 and bear interest at a rate of 5.0% per annum, payable semi-annually in arrears on January 15 and July 15 of each year.

The 2024 Floating Rate Secured Notes will mature on April 15, 2024 and bear interest at a rate per annum, reset quarterly, equal to EURIBOR (as defined in the 2024 Floating Rate Secured Notes) plus 4.875%, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year.

Optional Redemption.

Prior to April 15, 2019, the 2022 Fixed Rate Secured Notes may be redeemed in whole at any time, or in part from time to time, at the option of Tenneco at par plus a “make-whole” premium as described in the March 2017 Indenture, plus accrued and unpaid interest to the redemption date. On or after April 15, 2019, the 2022 Fixed Rate Secured Notes may be redeemed in whole at any time, or in part from time to time, at the option of Tenneco at a redemption price of (i) 102.437% (expressed as a percentage of the principal amount) prior to April 15, 2020, (ii) 101.21875% (expressed as a percentage of the principal amount) after April 15, 2020 and prior to April 15, 2021 and (iii) 100.000% after April 15, 2021, in each case, plus accrued and unpaid interest to the redemption date. In addition, until April 15, 2019, up to 40% of the 2022 Fixed Rate Secured Notes may be redeemed at a redemption price equal to 104.875% of the principal amount of notes being redeemed, plus accrued and unpaid interest to the redemption date. The 2022 Fixed Rate Secured Notes are also subject to redemption at par plus accrued and unpaid interest to the redemption date in the event of certain changes in tax law as described in the March 2017 Indenture.

Prior to July 15, 2020, the 2024 Fixed Rate Secured Notes may be redeemed in whole at any time, or in part from time to time, at the option of Tenneco at par plus a “make-whole” premium as described in the June 2017 Indenture, plus accrued and unpaid interest to the redemption date. On or after July 15, 2020, the 2024 Fixed Rate Secured Notes may be redeemed in whole at any time, or in part from time to time, at the option of Tenneco at a redemption price of (i) 102.500% (expressed as a percentage of the principal amount) prior to July 15, 2021, (ii) 101.250% (expressed as a percentage of the principal amount) after July 1, 2021 and prior to July 15, 2022 and (iii) 100.000% after July 15, 2022, in each case, plus accrued and unpaid interest to the redemption date.    In addition, until July 15, 2020, up to 40% of the 2024 Fixed Rate Secured Notes may be redeemed at a redemption price equal to 105.000% of the principal amount of notes being redeemed, plus accrued and unpaid interest to the redemption date. The 2024 Fixed Rate Secured Notes are also subject to redemption at par plus accrued and unpaid interest to the redemption date in the event of certain changes in tax law as described in the June 2017 Indenture.

The 2024 Floating Rate Secured Notes may be redeemed in whole at any time, or in part from time to time, at the option of Tenneco at a redemption price of (i) 101.000% (expressed as a percentage of the principal amount) prior to April 15, 2019 and (ii) 100.000% after April 15, 2019, in each case, plus accrued and unpaid interest to the redemption date. In addition, the 2024 Floating Rate Secured Notes are also subject to redemption at par plus accrued and unpaid interest to the redemption date in the event of certain changes in tax law as described in the March 2017 Indenture.

The Secured Notes are not subject to any mandatory sinking fund redemption.

Offers to Repurchase.

With respect to each series of Secured Notes, upon the occurrence of a Change of Control (as defined in the March 2017 Indenture and the June 2017 Indenture), Tenneco must make an offer to repurchase such series of Secured Notes at a purchase price equal to par plus accrued and unpaid interest to the redemption date. In addition, with respect to each series of Secured Notes, in the event Tenneco or any of its restricted subsidiaries sell certain assets and the net cash proceeds from such assets sales are not applied in a manner and within the time period specified in the indentures, Tenneco must make an offer to repurchase such series of Secured Notes at a purchase price equal to par plus accrued and unpaid interest to the redemption date.

Covenants and Events of Default.

Each of the March 2017 Indenture and the June 2017 Indenture contain covenants which limit the ability of Tenneco and its restricted subsidiaries to, among other things, (i) incur additional indebtedness or issue preferred stock, (ii) pay dividends or make distributions to Tenneco’s stockholders, (iii) purchase or redeem Tenneco’s equity interests, (iv) make investments, (v) create liens of their assets, (vi) enter into transactions with Tenneco’s affiliates, (vii) sell assets and (viii) merge or consolidate with, or dispose of substantially all of Tenneco’s assets to, other companies. During any period that any series of Secured Notes has an investment grade credit rating (as described in the March 2017 Indenture and the June 2017 Indenture, as the case may be) from any two of Moody’s, S&P and Fitch, and no default or event of default has occurred and is continuing, Tenneco will not be subject to most of the restrictive covenants and corresponding events of default contained in the applicable indenture.

Each series of Secured Notes has customary events of default for debt securities of this nature, including, but not limited to (i) default for a period of 30 days in payment of any interest when due; (ii) default in payment of principal (or premium, if any) when due; (iii) failure to comply with any of the covenants in the applicable indenture within 90 days after written notice; (iv) a payment default occurs or the acceleration of any indebtedness occurs, in each case, with respect to indebtedness of Tenneco or any of its restricted subsidiaries aggregating $150 million, (v) failure to pay final judgments aggregating in excess of $150 million for 90 days; and (v) certain events of bankruptcy, insolvency or reorganization with respect to Tenneco, Federal-Mogul Financing Corporation or any significant subsidiary of Tenneco.

The foregoing summaries of the Secured Notes, the March 2017 Indenture, the June 2017 Indenture, as well as the fourth supplemental indentures thereto, are qualified in its entirety by reference to the full text of such documents set forth in Exhibits 4.01 thru 4.05 and 4.23 thru 4.27 of this report.

Federal-Mogul Subsidiaries Guarantee Tenneco’s Outstanding Senior Unsecured Notes

Concurrently with the consummation of the Acquisition, certain domestic Federal-Mogul subsidiaries entered into a third supplemental indenture, dated as of October 1, 2018, and a fourth supplemental indenture, dated as of October 1, 2018 (copies of which are filed with this report as Exhibit 4.35 and Exhibit 4.36, respectively) pursuant to which such subsidiaries jointly and severally guaranteed all of Tenneco’s obligations under its outstanding 5.375% Senior Notes due 2024 and 5.00% Senior Notes due 2026 (collectively, the “Existing Tenneco Unsecured Notes”) and the related base indenture, as further amended and supplemented, dated December 5, 2014, among Tenneco, the guarantors party thereto and U.S. Bank National Association, as trustee. As a result, the new Credit Facility, the Secured Notes and the Existing Tenneco Unsecured Notes are all guaranteed by the same domestic subsidiaries of Tenneco.

Item 1.02 Termination of a Material Definitive Agreement.

As described under Item 1.01 above, proceeds from the new Credit Facility were used to repay in full all outstanding borrowings under Tenneco’s existing senior credit facility. Upon such repayment, Tenneco’s existing senior credit facility was terminated.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.01	Indenture, dated as of March 30, 2017, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, Wilmington Trust, National Association, as Trustee, The Bank of New York Mellon, London Branch, as Paying Agent, and The Bank of New York Mellon SA/NV, Luxembourg Branch (formerly. The Bank of New York Mellon (Luxembourg) S.A.), as Registrar (including the form of 4.875% Senior Secured Notes due 2022 and the form of Floating Rate Senior Secured Notes due 2024).

4.02	First Supplemental Indenture, dated as of April 4, 2018, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, Wilmington Trust, National Association, as Trustee, and Bank of America, N.A. and Citibank, N.A. as Co-Collateral Trustees.

4.03	Second Supplemental Indenture, dated as of July 30, 2018, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, and Wilmington Trust, National Association, as Trustee.

4.04	Third Supplemental Indenture, dated as of September 18, 2018, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, and Wilmington Trust, National Association, as Trustee.

4.05	Fourth Supplemental Indenture, dated as of October 1, 2018, among Tenneco Inc. (as successor by merger to Federal-Mogul LLC) and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, and Wilmington Trust, National Association, as Trustee.

4.06	Collateral Agreement, dated as of March 30, 2017, among Federal-Mogul LLC, as Company and Issuer, and certain of its subsidiaries in favor of Citibank, N.A., as Collateral Trustee.

4.07	Assumption Agreement, dated as of July 30, 2018, made by Federal-Mogul Products Company LLC and Federal-Mogul Ignition LLC in favor of Bank of America, N.A., as Collateral Trustee.

4.08	Assumption Agreement, dated as of September 18, 2018, made by Federal-Mogul New Products, Inc. and Federal-Mogul Products US LLC in favor of Bank of America, N.A., as Collateral Trustee.

4.09	Assumption Agreement, dated as of October 1, 2018, made by Tenneco Inc., Tenneco Automotive Operating Company Inc., Tenneco International Holding Corp., Tenneco Global Holdings Inc., TMC Texas Inc., The Pullman Company and Clevite Industries Inc. in favor of Wilmington Trust, National Association, as Collateral Trustee.

4.10	Amended and Restated Collateral Trust Agreement, dated as of April 15, 2014, among Federal-Mogul Holdings Corporation, certain of its subsidiaries and Citibank, N.A., as Collateral Trustee.

4.11	Assumption Agreement, dated as of July 29, 2014, made by FM Motorparts TSC, Inc. (as predecessor to F-M Motorparts TSC LLC) in favor of Citibank, N.A., as Collateral Trustee.

4.12	Assumption Agreement, dated as of July 23, 2015, made by F-M TSC Real Estate Holdings LLC in favor of Citibank, N.A., as Collateral Trustee.

4.13	Assumption Agreement, dated as of July 28, 2015, made by Federal-Mogul Valve Train International LLC in favor of Citibank, N.A., as Collateral Trustee.

4.14	Assumption Agreement, dated as of August 12, 2015, made by Federal-Mogul Sevierville, Inc. (as predecessor to Federal-Mogul Sevierville, LLC) in favor of Citibank, N.A., as Collateral Trustee.

4.15	Assumption Agreement, dated as of July 14, 2016, made by Beck Arnley Holdings LLC and Federal-Mogul Filtration LLC in favor of Citibank, N.A., as Collateral Trustee.

4.16	Assumption Agreement, dated as of March 30, 2017, made by Federal-Mogul Financing Corporation in favor of Citibank, N.A., as Collateral Trustee.

4.17	Collateral Trust Joinder, dated as of March 30, 2017, by Wilmington Trust, National Associate, as Trustee, and acknowledged by Citibank, N.A, as Collateral Trustee.

4.18	Collateral Trust Joinder, dated as of June 29, 2017 by The Bank of New York Mellon, London Branch, as Trustee, and acknowledged by Citibank, N.A., as Collateral Trustee.

4.19	Assumption Agreement, dated as of July 30, 2018 made by Federal-Mogul Products Company LLC and Federal-Mogul Ignition LLC in favor of Bank of America, N.A., as Collateral Trustee.

4.20	Assumption Agreement, dated as of September 18, 2018 made by Federal-Mogul New Products, Inc. and Federal-Mogul Products US LLC in favor of Bank of America, N.A., as Collateral Trustee.

4.21	Assumption Agreement to Collateral Trust Agreement, dated as of October 1, 2018, made by Tenneco Inc., Tenneco Automotive Operating Company Inc., Tenneco International Holding Corp., Tenneco Global Holdings Inc., TMC Texas Inc., The Pullman Company and Clevite Industries Inc. in favor of Wilmington Trust, National Association, as Collateral Trustee.

4.22	Pari Passu Intercreditor Agreement, dated as of March 30, 2017, among Credit Suisse AG, Cayman Islands Branch, as Tranche C Term Administrative Agent for the applicable PP&E Credit Agreement Secured Parties, Citibank, N.A., as Collateral Trustee, and Wilmington Trust, National Association, as the Initial Other Authorized Representative.

4.23	Indenture, dated as of June 29, 2017, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, The Bank of New York Mellon, London Branch, as Trustee and Paying Agent, and The Bank of New York Mellon SA/NV, Luxembourg Branch (formerly, The Bank of New York Mellon (Luxembourg S.A.), as Registrar.

4.24	First Supplemental Indenture, dated as of April 4, 2018, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, The Bank of New York Mellon, London Branch, as Trustee, and Bank of America, N.A. and Citibank, N.A., as Co-Collateral Trustees.

4.25	Second Supplemental Indenture, dated as of July 30, 2018, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto and The Bank of New York Mellon, London Branch, as Trustee.

4.26	Third Supplemental Indenture, dated as of September 18, 2018, among Federal-Mogul LLC and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto and The Bank of New York Mellon, London Branch, as Trustee.

4.27	Fourth Supplemental Indenture, dated as of October 1, 2018, among Tenneco Inc. (as successor by merger to Federal-Mogul LLC) and Federal-Mogul Financing Corporation, as Issuers, the Guarantors party thereto, and The Bank of New York Mellon, London Branch, as Trustee.

4.28	Collateral Agreement, dated as of June 29, 2017, among Federal-Mogul LLC, as Company and Issuer, and certain of its subsidiaries in favor of Citibank, N.A., as Collateral Trustee.

4.29	Assumption Agreement, dated as of July 30, 2018, made by Federal-Mogul Products Company LLC and Federal-Mogul Ignition LLC in favor of Bank of America, N.A. as Collateral Trustee.

4.30	Assumption Agreement, dated as of September 18, 2018, made by Federal-Mogul New Products, Inc. and Federal-Mogul Products US LLC in favor of Bank of America, N.A. as Collateral Trustee.

4.31	Assumption Agreement, dated as of October 1, 2018, made by Tenneco Inc., Tenneco Automotive Operating Company Inc., Tenneco International Holding Corp., Tenneco Global Holdings Inc., TMC Texas Inc., The Pullman Company and Clevite Industries Inc. in favor of Wilmington Trust, National Association, as Collateral Trustee.

4.32	Joinder No. 1 to Pari Passu Intercreditor Agreement, dated as of June 29, 2017, among The Bank of New York Mellon, London Branch, as Trustee, Citibank, N.A., as Collateral Trustee, Credit Suisse, AG, Cayman Islands Branch, as Tranche C Term Administrative Agent and an Authorized Representative, and Wilmington Trust National Association, as Initial Other Authorized Representative.

4.33	Collateral Trustee Resignation and Appointment Agreement, dated as of February 23, 2018, among Bank of America, N.A., as Co-Collateral Trustee, successor Collateral Trustee and ABL Agent, Citibank. N.A., as Co-Collateral Trustee and resigning Collateral Trustee, Credit Suisse AG, Cayman Islands Branch, as PP&E First Lien Agent, Wilmington Trust, National Association, as PP&E First Lien Agent, The Bank of New Mellon, London Branch, as PP&E First Lien Agent, Federal-Mogul LLC and the other Loan Parties party thereto.

4.34	Collateral Trustee Resignation and Appointment, Joinder, Assumption and Designation Agreement, dated as of October 1, 2018, among Wilmington Trust, National Association, as Co-Collateral Trustee, successor Collateral Trustee and PP&E First Lien Agent, Bank of America, N.A., as Co-Collateral Trustee and Retiring Collateral Trustee, the Bank of New York Mellon, London Branch, as PP&E First Lien Agent, JPMorgan Chase Bank, N.A., as Authorized Agent, Tenneco Inc. and the other Loan Parties party thereto.

4.35	Third Supplemental Indenture, dated October 1, 2018, among Tenneco Inc., as issuer, the Guarantors party thereto and U.S. Bank National Association, as trustee (the “Trustee”).

4.36	Fourth Supplemental Indenture, dated October 1, 2018, among Tenneco Inc., as issuer, the Guarantors party thereto and the Trustee.

4.37	Joinder No. 2 to Pari Passu Intercreditor Agreement, dated as of October 1, 2018, among JPMorgan Chase Bank, N.A., as Additional Senior Class Debt Representative, Wilmington Trust, National Association, as Collateral Trustee, Wilmington Trust, National Association, as Initial Other Authorized Representative, The Bank of New York Mellon, London Branch, as an Authorized Representative.

10.01	Credit Agreement, dated as of October 1, 2018, among Tenneco Inc., Tenneco Automotive Operating Company Inc., JPMorgan Chase Bank, N.A., as Administrative Agent, and the other lenders party thereto.

10.02	Guarantee Agreement, dated as of October 1, 2018, among Tenneco Inc., the Guarantors party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

10.03	Collateral Agreement, dated as of October 1, 2018, among Tenneco Inc., various subsidiaries to Tenneco, Inc. party thereto and Wilmington Trust, National Association, as Collateral Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TENNECO INC.

Date: October 1, 2018	By:	/s/ Brandon B. Smith
Brandon B. Smith Senior Vice President, General Counsel and Corporate Secretary